UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Collective Brands, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE:

On July 26, 2012, Collective Brands, Inc. sent the following message to the associates of its Performance + Lifestyle Group business.

To: All PLG Associates

Subject: Update on Wolverine Worldwide’s acquisition of the Performance + Lifestyle Group

I hope that you are all enjoying the summer and getting a chance to spend quality time with family and friends. I wanted to quickly provide you with an update on the Wolverine Worldwide transaction – including both pre and post deal close planning.

Pre-Close Transition Planning

Since our town hall meeting in June, a team from PLG has been working with teams from Wolverine and CBI to plan the transition away from the CBI Centers of Excellence that currently support PLG operations. Across PLG and Wolverine, we are collaborating closely to develop an interim solution that ensures our business continues to operate smoothly with no disruptions on Day 1 of the new combined company.

Post-Close Integration Planning

At the same time, we are in the very early stages of integration planning, partnering with the Wolverine management team to understand how we can maximize the value of the new combined 16 brand portfolio. You will see an increased presence of the Wolverine team in Lexington over the next 60 days as they work to better understand our businesses.

Timing

In terms of timing, consistent with previous announcements, the anticipated close date for the deal is late in the third or early in the fourth calendar quarter of 2012.

Speaking on behalf of the CBI, PLG and Wolverine leadership teams, the level of partnership and collaboration has been excellent and we want to thank everyone for their hard work. We remain excited about the potential of the new combined company.

Lastly, I wanted to express my thanks for your continued passion, commitment and hard work.

All My Best,

Gregg

Cautionary Statement Regarding Forward-Looking Statements

This communication contains assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements”. All statements included or incorporated by reference in this communication, other than statements that are historical facts, are forward-looking statements. The words “believe”, “expected”, “should” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are estimates and projections reflecting management’s reasonable judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to forward-looking statements, management has made assumptions regarding, among other things, customer spending patterns, weather, pricing, operating costs, the timing of various events and the economic and regulatory environment. A variety of factors could cause actual results and experience to differ materially from the anticipated results or expectations expressed in forward-looking statements. These risks and uncertainties that may affect the operations, performance and results of the Company’s businesses include, but are not limited to: (i) the impact of competition and pricing; (ii) changes in consumer preferences and spending patterns; (iii) general economic, business and social conditions in the countries where the Company sources products and/or supplies or has or intends to open stores; (iv) changes in weather patterns; (v) the inability to renew material leases, licenses or contracts upon their expiration; (vi) the ability to identify and negotiate leases for new locations on acceptable terms or to terminate unwanted leases on acceptable terms; (vii) the financial condition of suppliers; (viii) changes in existing or potential duties, tariffs or quotas, and the application thereof; (ix) changes in relationships between the U.S. and foreign countries as well as between foreign countries; (x) economic and political instability in foreign countries or restrictive actions by the governments of foreign countries in which suppliers and manufacturers from whom the Company sources are located or in which the Company does business; (xi) changes in trade, intellectual property, customs and/or tax laws; (xii) fluctuations in currency exchange rates (e.g. yuan, Canadian dollar, euro); (xiii) the ability to hire, train and retain associates; (xiv) performance of other parties in strategic alliances; (xv) outcomes of intellectual property or employment litigation, and class actions; (xvi) the ability to comply with local laws in foreign countries; (xvii) the Company’s ability to maintain and upgrade information systems; (xviii) threats or acts of terrorism or war; (xix) strikes, work stoppages and/or slowdowns by unions that play a significant role in the manufacture, distribution or sale of product; (xx) changes in commodity prices such as oil; (xxi) uncertainties associated with the proposed sale of the Company to an entity controlled by Blum Strategic Partners IV, L.P., Golden Gate Capital Opportunity Fund, L.P. and Wolverine World Wide, Inc., including uncertainties relating to the expected timing of completion of the proposed merger and the sale of the Collective Brands Performance + Lifestyle Group business to a wholly owned subsidiary of Wolverine, the satisfaction of the conditions to the consummation of the proposed merger and such sale, including financing conditions, the ability to complete the proposed merger and such sale and the impact of the pending transactions on the Company’s businesses, employees, customers and suppliers; and (xxii) other risks referenced from time to time in filings of the Company with the Securities and Exchange Commission, including the Company’s annual report on Form 10-K for the fiscal year ended January 28, 2012 in Part I, Item 1A, “Risk Factors”.

The Company believes these forward-looking statements are reasonable; however, you should not place undue reliance on forward-looking statements, which are based on current expectations and speak only as of the date of this communication. Any or all of the Company’s forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors, many of which are beyond the Company’s control.

Additional Information and Where to Find It

In connection with the proposed merger, the Company filed a definitive proxy statement with the SEC on July 19, 2012 and commenced mailing the definitive proxy statement and a form of proxy to the stockholders of the Company. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY BECAUSE THIS PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the definitive proxy statement and other relevant documents by directing a request by mail or telephone to Collective Brands, Inc., 3231 Southeast Sixth Avenue, Topeka, Kansas 66607, telephone: (785) 233-5171, or from the Company’s website, http://www.collectivebrands.com.

Participants in Solicitation

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Stockholders, which was filed with the SEC on April 13, 2012. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the definitive proxy statement filed in connection with the proposed merger with the SEC on July 19, 2012 and other relevant documents regarding the proposed merger filed with the SEC.